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                                     [LOGO]
                              SOURCE CAPITAL, INC.

                              FIRST QUARTER REPORT
                                 March 31, 1999
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                             OFFICERS AND DIRECTORS
                                     [LOGO]
                              SOURCE CAPITAL, INC.

DIRECTORS
Willard H. Altman
Wesley E. Bellwood
Julio J. de Puzo, Jr.
David Rees
Robert L. Rodriguez
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS
Julio J. de Puzo, Jr., PRESIDENT
Eric S. Ende, SENIOR VICE PRESIDENT AND CHIEF
  INVESTMENT OFFICER
Robert L. Rodriguez, SENIOR VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
Steven T. Romick, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER
First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN
State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL
O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING
New York Stock Exchange:
Symbols:  SOR Common Stock
          SOR+ Preferred Stock

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

INVESTMENT RESULTS

 Source Capital's total net assets decreased to $379,184,516 from $417,776,547 at year-end. Net asset value per Common share decreased to $42.91 at March 31, 1999 from $48.23 at year-end. In addition, a distribution of $1.05 was paid on the Common shares during the quarter.

 During this quarter, Source Capital's net asset value per share of Common Stock decreased 8.8% while total net assets declined 7.4%, with both figures reflecting reinvestment of dividends and distributions paid during the period. These changes compare with a 4.7% decrease during the quarter for the Russell 2500 Index, also on a reinvested basis.

NET INVESTMENT INCOME

 Net investment income decreased during the quarter to $1,193,353 from $2,008,371 in the first quarter of 1998. After providing for Preferred dividends, net investment income per Common share amounted to less than $0.01 compared with $0.11 in the prior year. As has been the case for the past several years, net investment income has continued to decline as the asset allocation to equities has increased.

DISTRIBUTIONS TO COMMON SHAREHOLDERS

 A regular quarterly distribution at the rate of $1.05 per share was paid on March 15, 1999 to shareholders of record on February 26, 1999. Source's 10% Distribution Policy, adopted in 1976, calls for payments to Common shareholders approximating 10% of the Common Stock's ongoing net asset value. Shareholders are reminded that these payments substantially exceed the Company's net investment income and thus represent a continuing payment of a portion of the Company's capital. As we repeatedly point out, maintenance of the current $4.20 Common distribution rate is dependent upon achieving total investment results which will sustain a net asset value of approximately $42.00.

PREFERRED DIVIDENDS

 The regular Preferred dividend of $0.60 per share was paid on March 15, 1999 to shareholders of record on February 26, 1999. The decrease in the Company's total net assets so far this year has led to a decrease in the Preferred shares' asset coverage from 771% at year-end 1998 to 700% at March 31, 1999. The decline in net investment income in the first quarter decreased Preferred dividend coverage to 101% compared to 170% in the first quarter of 1998.

MARKET PRICE OF SOURCE CAPITAL SHARES

 The market price of Source Capital Common Stock decreased during the quarter from $49 1/16 at year-end 1998 to $45 11/16 at March 31, 1999. As this $3.375 decrease in market price was less than the $5.32 decline in net asset value during the period, the market premium to net asset value of 1.7% at year-end 1998 increased to 6.5% at March 31, 1999. The market price of Source Capital Preferred Stock also decreased during the quarter from $29 13/16 to $28 1/2.

COMMENTARY

 The first quarter of 1999 brought a continuation of the stock market trends we experienced during 1998. The market leaders continued to be a tiny group of very large, very high PE companies, mostly in technology businesses. Because these companies so dominate the performance of the capitalization weighted S&P 500 and Nasdaq indexes, it is easy to get the impression that the stock market has been rising over the past 15 months. This is not the case. The average stock was down in 1998, and did even worse in 1999's first quarter.

 The contrast in performance is readily illustrated in the following table, which compares the big-cap dominated S&P 500 and Nasdaq indexes with the broadly-based Russell 2000 and 2500.

                           1999
                1998   FIRST QUARTER
              -------- -------------
Nasdaq          +39.6%    +12.3%
S&P 500         +28.6%     +5.0%

Russell 2500     +0.4%        (4.7)%
Russell 2000    (2.6)%        (5.4)%

 It is worth noting that an extrapolation of the first quarter's performance for the rest of 1999 would result in a full year with big cap - small cap performance discrepancies even greater than the extremes of 1998!

 As was the case in 1998, the leadership of even these big-cap averages was very narrow. The ten largest S&P 500 companies, which account for 20% of the S&P's market cap, were up 7% in the first quarter, following their 38% gain in 1998. The ten largest Nasdaq companies, which account for 40% of the index's market cap, gained 23% in the first quarter, after a stunning 115% rise in 1998.

 We are referring to the Nasdaq as well as the S&P 500 because it epitomizes the market trends of recent years. It is highly concentrated, its largest companies are nearly all in technology businesses, and it is lead by the "Four Horsemen" -- Microsoft, Intel, Cisco, and Dell. I find it intriguing that the market cap of these four companies, about $900 billion, is roughly equal to that of ALL of the Russell 2000 companies combined. If we used revenues as our yardstick, however, the Russell 2000 companies would be roughly 15 times as large as these four firms.

 Source Capital's investment performance during the first quarter was disappointing, with a decline of about 9% compared to the 5% decline in the Russell 2500 Index. This was more the result of many of our holdings being out of favor, rather than a reflection of fundamental problems in the businesses of companies in the portfolio.

 We are pleased to note that market performance during April and early May has been much more to our liking -- small stocks have outperformed big ones and undervalued low-PE companies have outperformed overvalued high-PE ones, etc. Whether this represents a sea change, or is merely a rogue wave, remains to be seen.

 OCULAR SCIENCES, a manufacturer of contact lenses, was recently added to the Source portfolio.

 There are a number of well-known brands in the contact lens business, including Johnson & Johnson's Acuvue, Bausch & Lomb, and Ciba. Notably absent from this list is Ocular Sciences. This is because the widely recognized names listed above have made a substantial investment in marketing to consumers. Ocular Sciences, in contrast, markets only to eye care professionals -- doctors and optical chains.

 Eye doctors are looking primarily for two things from their contact lens suppliers -- a high quality product for their patients, and an opportunity to earn a good profit for themselves.
 Ocular Sciences provides what the eye doctors want. They make high quality contacts which many patients find more comfortable to wear and easier to insert, and the eye doctors can earn more from prescribing Ocular Sciences' contacts than from those of other optical companies.
 To understand why this is so, we must realize that eye doctors earn only about one-third of their revenues from professional services like eye exams. The remaining two-thirds come from selling products such as eyeglasses or contact lenses. Therefore, it is extremely important for the eye doctors' financial health whether or not their patients who wear disposable contact lenses return to the doctors to periodically refill their contact lens prescriptions.
 Ocular Sciences encourages the patients to do so by providing the doctors with unique or semi-exclusive brands subject to less price comparison and by not selling its products through alternative distribution channels -- drug stores, mail order, internet retailers.
 In addition to providing compelling reasons for eye care professionals to prescribe its products, Ocular Sciences' business model also has a lower cost structure than those of its competitors. It avoids the heavy expense of consumer advertising, and it uses an efficient telemarketing sales force instead of the costly direct sales force that the others employ.
 As a result of Ocular's superior business model, it is steadily gaining market share (now #2 behind J & J in the key U.S. weekly disposable market), it earns big operating margins and returns on capital, and its sales and profits have grown rapidly. In addition, its balance sheet has no debt and $2 per share in cash.
 We were able to purchase Ocular Sciences this February at an average price of $21 per share, about 16X last year's $1.30 per share earnings, because of the stock market's concern about J & J price cutting (J & J had cut contact lens prices last summer in an unsuccessful attempt to stem Ocular's market share gains), and expectations of flat first quarter earnings for Ocular. Subsequent to our purchase, Ocular reported an excellent first quarter, and fears of another price reduction by J & J subsided, as they switched their emphasis to introducing new products. Analysts raised their estimates for Ocular's 1999 earnings and the price rose above $30 per share -- still a modest valuation for a company with Ocular's high return on capital, rapid growth in sales and earnings, and unique business model.
 Ocular is an excellent example of Source's investment process, which focuses on purchasing high return, unleveraged businesses at reasonable prices, and allowing the successful operation of the business to generate returns over time.
                                             Respectfully submitted,

                                                    [/S/ ERIC S. ENDE]
                                             Eric S. Ende
                                             Senior Vice President and
                                               Chief Investment Officer
                                             May 10, 1999
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                            MAJOR PORTFOLIO CHANGES
                          Quarter Ended March 31, 1999

                                                         Shares or
                                                         Principal         Ownership at
                                                           Amount         March 31, 1999
                                                       --------------     --------------
NET PURCHASES

COMMON STOCKS
Bacou USA, Inc....................................     116,700    shs.    448,100    shs.
Black Box Corporation.............................     23,500    shs.     404,400    shs.
Crane Co..........................................     134,400    shs.    310,000    shs.
Graco Inc.........................................     122,000    shs.    556,500    shs.
HON INDUSTRIES Inc................................     26,400    shs.     593,000    shs.
IDEX Corporation..................................     89,900    shs.     518,400    shs.
Ocular Sciences, Inc..............................     222,800    shs.    222,800    shs.
OM Group, Inc.....................................     39,900    shs.     342,500    shs.
Romac International Inc...........................     359,300    shs.    359,300    shs.
Zebra Technologies Corporation (Class A)..........     269,900    shs.    269,900    shs.

CONVERTIBLE SECURITIES
Central Garden & Pet Co. -- 6% 2003...............     $1,000,000         $1,000,000
Offshore Logistics, Inc. -- 6% 2003...............     $3,000,000         $5,500,000

NON-CONVERTIBLE SECURITY
Pathmark Stores, Inc. -- 12 5/8% 2002.............     $3,000,000         $3,000,000

NET SALES

COMMON STOCKS
Adobe Systems Incorporated........................     16,500    shs.     301,000    shs.
Allergan, Inc.....................................     105,800    shs.             --0--
Caraustar Industries, Inc.........................     12,000    shs.     400,500    shs.
Circuit City Stores, Inc..........................     28,000    shs.     195,000    shs.
Expeditors International of Washington, Inc.......     13,800    shs.     133,600    shs.
Galileo International, Inc........................     96,700    shs.     291,700    shs.
Wells Fargo & Company.............................     125,000    shs.    116,836    shs.

CONVERTIBLE SECURITIES
Remington Oil & Gas
  Corporation -- 8 1/4% 2002......................     $1,000,000         --0--
Reno Air Inc. -- 9% 2002..........................     $370,000           --0--

NON-CONVERTIBLE SECURITY
Plantronics, Inc. -- 10% 2001.....................     $8,470,000         --0--

                        COMPOSITION OF TOTAL NET ASSETS*
                                 March 31, 1999

 Investment securities (cost $330,531,124):
   Common stocks.......................................................  $324,731,078
   Convertible bonds, debentures and preferred stocks..................    37,391,381
   Non-convertible bonds and debentures................................    11,736,638
                                                                         ------------
                                                                         $373,859,097

 Cash, receivables, short-term corporate notes, less liabilities.......     5,325,419
                                                                         ------------
 Total Net Assets at March 31, 1999....................................  $379,184,516
                                                                         ------------
                                                                         ------------
 Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 700%)...........................  $ 54,153,330
                                                                         ------------
                                                                         ------------
 Net Assets applicable to Common Stock -- $42.91 per share.............  $325,031,186
                                                                         ------------
                                                                         ------------

                         SUMMARY FINANCIAL INFORMATION*

                                                                         Three Months Ended March 31,
                                                                                     1999
                                                                         -----------------------------
                                                                              Total            Per
                                                                               Net           Common
                                                                              Assets          Share
                                                                         ----------------  -----------
Beginning of period....................................................  $    417,776,547   $   48.23

Net realized gain on investments.......................................        12,418,056        1.64
Decrease in unrealized appreciation of investments.....................       (44,655,574)      (5.92)
Income available to Common shareholders................................            11,826          --
Quarterly distribution to Common shareholders..........................        (7,917,063)      (1.05)
Proceeds from shares issued for distributions reinvested...............         1,550,724        0.01
                                                                         ----------------  -----------
Net changes during period..............................................  $    (38,592,031)  $   (5.32)
                                                                         ----------------  -----------
End of period..........................................................  $    379,184,516   $   42.91
                                                                         ----------------  -----------
                                                                         ----------------  -----------


                                                                            Beginning          End
                                                                            of Quarter     of Quarter
                                                                         ----------------  -----------
Common market price per share..........................................      49 1/16         45 11/16
Common market premium to net asset value...............................        1.7%              6.5%
Preferred asset coverage...............................................        771%              700%
Preferred market price per share.......................................      29 13/16          28 1/2

* THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT HAS BEEN TAKEN FROM THE RECORDS OF THE COMPANY WITHOUT EXAMINATION BY INDEPENDENT AUDITORS. SECURITIES ARE CARRIED AT MARKET VALUE.

SOURCE CAPITAL, INC.
11400 West Olympic Boulevard,
Suite 1200
Los Angeles, California 90064

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